Exhibit 99.1

Supplemental Information

(Unaudited)

September 30, 2004

Corporate Office Properties Trust

Index to Supplemental Information (Unaudited)

September 30, 2004

Highlights and Discussion

Reporting Period Highlights – Third Quarter 2004	1
Forward-Looking Statements	3

Financial Statements

Quarterly Selected Financial Summary Data	4
Quarterly Consolidated Balance Sheets	5
Quarterly Consolidated Statements of Operations	6
Quarterly Consolidated Reconciliations of Funds From Operations (FFO), Adjusted Funds From Operations (AFFO) and Earnings per diluted share, as adjusted	7
Quarterly Consolidated Reconciliations of Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA), Combined Net Operating Income (NOI), Discontinued Operations and Gains on Sales of Real Estate	8

Selected Financial Analyses

Quarterly Equity Analysis	9
Quarterly Debt Analysis	10
Quarterly Operating Ratios	11
Quarterly Dividend Analysis	12
Investor Composition and Analyst Coverage	13
Debt Maturity Schedule – September 30, 2004	14

Portfolio Summary

Property Summary by Region – September 30, 2004	15
Property Occupancy Rates by Region by Quarter	19
Top Twenty Office Tenants as of September 30, 2004	20
Combined Real Estate Revenue and Combined Net Operating Income by Geographic Region by Quarter	21
Same Office Property Cash and GAAP Net Operating Income by Quarter	22
Average Occupancy Rates by Region for Same Office Properties	23
Office Lease Expiration Analysis by Year	24
Quarterly Office Renewal Analysis	25
Year-to-date Acquisition Summary as of September 30, 2004	27
Development Summary as of September 30, 2004	28
Year to Date Development Placed Into Service as of September 30, 2004	29
Land Inventory as of September 30, 2004	30
Joint Venture Summary as of September 30, 2004	31
Reconciliations of Non GAAP Measurements	32

To Members of the Investment Community:

We prepared this supplemental information package to provide you with additional detail on our properties and operations.  The information in this package is unaudited, furnished to the Securities and Exchange Commission (“SEC”) and should be read in conjunction with our quarterly and annual reports.  If you have any questions or comments, please contact Ms. Mary Ellen Fowler, Vice President, Finance and Investor Relations at (410) 992-7324 or maryellen.fowler@copt.com.  Reconciliations between GAAP and non-GAAP measurements have been provided on pages 32 through 33.  Refer to our Form 8k for definitions of certain terms used herein.

Reporting Period Highlights – Third Quarter 2004

Financial Results

•      Reported Net Income Available to Common Shareholders of $4,153,000 or $.12 per diluted share for the third quarter of 2004 as compared to $5,425,000 or $.18 per diluted share for the comparable 2003 period.  Included in our net income available to common shareholders is recognition of an accounting charge of $1.8 million associated with the write-off of initial offering costs associated with the redemption of the Series B preferred shares.  Without this accounting charge, our net income available to common shareholders – diluted, as adjusted, would have been $.17 per share, representing a decrease of (5.6)% over the comparable 2003 period.

•      Reported FFO – diluted of $17,368,000 or $.39 per share/unit for the third quarter of 2004 as compared to $16,725,000 or $.41 per share/unit for the comparable 2003 period, representing a decrease of (4.9)% per share/unit.  Included in our FFO – diluted is recognition of the same $1.8 million accounting charge associated with the Series B preferred share redemption.  Without this accounting charge, our FFO – diluted, as adjusted, would have been $.43 per share, representing an increase of 4.9%.

•      Recorded SFAS 141 accretion of intangible assets and liabilities classified as revenues of $224,000 and $347,000 in the third quarter of 2004 and 2003, respectively, which increased FFO.

•      Reported AFFO – diluted of $11,759,000 for the third quarter of 2004 as compared to $11,963,000 for the comparable 2003 period, representing a decrease of (1.7)%.

•      Our FFO payout ratio was 65.9% for the third quarter of 2004 as compared to 53.9% for the comparable 2003 period.  Our AFFO payout ratio was 97.3% for the third quarter of 2004 as compared to 75.4% for the comparable 2003 period.

Financing Activity and Capital Transactions

•      On July 15, 2004, we redeemed all of our 10.0% Series B Cumulative Redeemable Preferred Shares at a price of $25.00 per share.

•      On August 27, 2004, we closed a $115.0 million, 5.47% fixed rate mortgage, collateralized by three Northern Virginia properties and utilized the proceeds to retire a $43.6 million mortgage secured by one of the properties, bearing interest at LIBOR rate plus 1.85%.   The remaining loan proceeds were used to repay borrowings under our unsecured revolving credit facility and for general corporate purposes.

•      Increased our quarterly dividend 8.5% from $.235 to $.255 per share.

•      On September 23, 2004, we issued 2,283,600 common shares, generating proceeds of $57.3 million, or $25.10 per share.  The proceeds were used to pay down our unsecured revolving credit facility.

•      On September 28, 2004, we closed a $63.0 million construction facility and initially borrowed $8.3 million.  This facility matures in September 2007, unless a one-year extension option is exercised.   This facility will be used to fund construction costs associated with 318 Carina Road, 2691 Technology Drive and 304 Carina Road (known as 318 NBP, 191 NBP and 304 NBP, respectively).

•      As of September 30, 2004, our debt to market capitalization was 41.5% and our debt to undepreciated book value of real estate assets was 56.2%.  We achieved an EBITDA interest coverage ratio of 3.2x and an EBITDA fixed charge coverage ratio of 2.4x for this quarter.

Acquisitions / Dispositions

•      On September 23, 2004, we acquired two office buildings containing 440,102 rentable square feet for $112.5 million in McLean, Virginia.  We funded this purchase by assuming a $64.4 million, 5.2% fixed rate mortgage scheduled to mature in October 2013.  Additionally, we issued 352,000 Series I convertible preferred units at $25.00 per unit for a total of $8.8 million in consideration.  Finally, we closed a $34.5 million secured term loan facility and used cash reserves to fund the remaining purchase price.  This purchase marks our entrance into the Tysons Corner submarket.

•      On September 29, 2004, we acquired an office building containing 114,126 square feet for $21.7 million in Chantilly, Virginia.  We assumed a $9.9 million, 7.94% fixed rate mortgage scheduled to mature in September 2025 and funded the remaining purchase price from cash reserves.  Accordingly, we have expanded our Northern Virginia presence to 12 properties containing 2.2 million rentable square feet.

Joint Venture / Development

•      In September 2004, we acquired for $4.9 million, the remaining joint venture interest in the property located at 2720 Technology Drive (known as 220 NBP).  This former development property was placed into service upon rent commencement in September 2004.  The entire building is leased to The Titan Corporation for a ten-year term.

•      Executed a lease with Northrop Grumman Systems Corporation for all 103,683 rentable square feet of 2691 Technology Drive (known as 191 NBP).  This building is under construction with an anticipated occupancy in the third quarter of 2005.

•      Executed a lease with Booz Allen Hamilton Inc. for all 162,498 rentable square feet of 304 Carina Road (known as 304 NBP). This building is under construction with an anticipated occupancy in the first quarter of 2006.

•      Acquired 14.0 acres of land located in Columbia Gateway Business Park for $6.3 million.  The purchase was funded with $1.1 million in cash and a $5.0 million loan from the seller.  This non-interest bearing loan is repayable in $2.5 million installments due in December 2004 and in March 2005.

Operations

•      Overall occupancy was 93.0% and our portfolio was 94.9% leased as of September 30, 2004.

•      Our same property cash NOI decreased slightly by (1.0)% or $(267,000) as compared to the quarter ended September 30, 2003.  This drop in cash NOI in our same office portfolio primarily relates to $1.1 million increase in repairs and maintenance costs offset by higher rental income of $1.0 million.  Our same property portfolio consists of 111 properties and represents 79.5% of our total square feet owned as of September 30, 2004.

•      Weighted average lease term of our office portfolio is 4.9 years as of September 30, 2004, with an average contractual rental rate (including tenant reimbursements of operating costs) of $20.28 per square foot.

•      We renewed 198,318 square feet or 77.3% of our expiring office leases (based upon square footage) with an average capital cost of $2.52 per square foot during the third quarter.  For our renewed and retenanted space of 403,810 square feet, we realized changes in base rent and total rent, on a straight-line basis, of 9.5% and 6.4%, respectively, as measured from the GAAP straight-line rent, in effect preceding the renewal date.  We incurred an average capital cost of $10.15 per square foot for our renewed and retenanted space in the third quarter.

Forward-Looking Statements

This supplemental information contains “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, that are based on our current expectations, estimates and projections about future events and financial trends affecting us.  Forward-looking statements can be identified by the use of words such as “may”, “will”, “should”, “expect”, “estimate” or other comparable terminology.  Forward-looking statements are inherently subject to risks and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate.  Accordingly, we can give no assurance that these expectations, estimates and projections will be achieved.  Future events and actual results may differ materially from those discussed in the forward-looking statements.

Important factors that may affect these expectations, estimates, and projections include, but are not limited to:

•      our ability to borrow on favorable terms;

•      general economic and business conditions, which will, among other things, affect office property demand and rents, tenant creditworthiness, interest rates and financing availability;

•      adverse changes in the real estate markets including, among other things, increased competition with other companies;

•      risk of real estate acquisition and development, including, among other things, risks that development projects may not be completed on schedule, that tenants may not take occupancy or pay rent or that development or operating costs may be greater than anticipated;

•      risks of investing through joint venture structures, including risks that our joint venture partners may not fulfill their financial obligations as investors or may take actions that are inconsistent with our objectives;

•      governmental actions and initiatives; and

•      environmental requirements.

We undertake no obligation to update or supplement any forward-looking statements.  For further information, please refer to our filings with the Securities and Exchange Commission, particularly the section entitled “Risk Factors” in Item 1 of our Annual Report on Form 10-K for the year ended December 31, 2003.

Quarterly Selected Financial Summary Data

(Dollars in thousands)

	2004			2003
	September 30	June 30	March 31	December 31	September 30

Revenues from Real Estate Operations	$53,097	$53,892	$48,971	$46,579	$45,448

Total Revenues	60,822	60,251	56,829	51,856	65,252

Combined Net Operating Income	36,899	39,245	33,932	32,710	32,384

EBITDA	34,713	37,020	32,078	30,711	31,312

Net Income	9,750	8,843	8,993	8,070	8,582
Preferred Share dividends	(3,784)	(4,435)	(4,456)	(3,779)	(3,157)
Issuance costs associated with redeemed preferred shares	(1,813)	—	—	—	—

Net Income (Loss) Available to Common Shareholders	$4,153	$4,408	$4,537	$4,291	$5,425

Earnings per diluted share	$0.12	$0.13	$0.14	$0.14	$0.18

Earnings per diluted share, as adjusted for issuance costs associated with redeemed preferred shares	$0.17	$0.13	$0.14	$0.14	$0.18

Funds From Operations (FFO) - Diluted	$17,368	$21,410	$16,307	$16,187	$16,725
FFO per diluted share	$0.39	$0.50	$0.40	$0.40	$0.41

FFO per diluted share, as adjusted for issuance costs associated with redeemed preferred shares	$0.43	$0.50	$0.40	$0.40	$0.41

FFO - Diluted, excluding SFAS 141	$17,144	$21,137	$15,998	$15,835	$16,378
FFO per diluted share, excluding SFAS 141	$0.39	$0.49	$0.39	$0.39	$0.41

Adjusted FFO - Diluted	$11,759	$13,956	$12,209	$11,060	$11,963

Payout Ratios:

Earnings Payout	222.37%	178.71%	158.21%	158.63%	125.31%

FFO - Diluted (A)	65.85%	46.40%	56.87%	55.77%	53.93%

AFFO - Diluted (B)	97.26%	71.19%	75.95%	81.62%	75.39%

Total Dividends/Distributions	$15,235	$14,370	$13,708	$12,670	$12,040

(A)  Computed by dividing total dividends/distributions (except for dividends on Series B, E, F, G and H Cumulative Redeemable Preferred Shares which are deducted to calculate FFO) by FFO diluted.

(B)   Computed by dividing total dividends/distributions (except for dividends on Series B, E, F, G and H Cumulative Redeemable Preferred Shares which are deducted to calculate AFFO) by AFFO diluted.

Note:  The above presentation does not separately report discontinued operations.

Quarterly Consolidated Balance Sheets

(Dollars in thousands except per share data)

	2004			2003
	September 30	June 30	March 31	December 31	September 30
Assets
Investment in real estate:
Land - operational	$260,197	$236,026	$229,558	$216,703	$208,380
Land - development	75,925	70,407	59,231	53,356	43,482
Construction in progress	49,371	51,365	35,387	13,793	9,474
Buildings and improvements	1,231,518	1,091,865	1,071,701	1,003,214	981,347
Investment in and advances to unconsolidated real estate joint ventures	1,094	1,055	1,059	5,262	9,576
Less: accumulated depreciation	(131,018)	(121,630)	(110,155)	(103,070)	(96,538)
Net investment in real estate	1,487,087	1,329,088	1,286,781	1,189,258	1,155,721

Cash and cash equivalents	6,812	12,202	9,536	9,481	13,372
Restricted cash	10,760	12,137	13,528	11,030	7,878
Accounts receivable, net	10,278	16,012	9,708	13,047	7,049
Investment in and advances to other unconsolidated entities	1,621	1,621	1,621	1,621	1,621
Deferred rent receivable	23,383	20,857	18,673	17,903	16,728
Deferred charges, net	26,407	24,006	19,551	17,723	17,487
Intangible assets on real estate acquisitions, net	67,083	53,874	55,577	55,692	57,371
Prepaid and other assets	14,703	18,380	14,719	14,311	21,237
Furniture, fixtures and equipment, net of accumulated depreciation	2,579	2,512	2,316	2,010	2,006
Total assets	$1,650,713	$1,490,689	$1,432,010	$1,332,076	$1,300,470

Liabilities and shareholders’ equity
Liabilities:
Mortgage and other loans payable	$947,332	$820,344	$829,755	$738,698	$759,298
Accounts payable and accrued expenses	41,155	37,523	29,217	23,126	15,450
Rents received in advance and security deposits	11,519	11,950	11,842	10,112	11,503
Deferred revenue associated with acquired operating leases	7,670	8,335	8,734	9,630	10,291
Dividends/distributions payable	14,533	13,668	12,991	12,098	11,637
Fair value of derivatives	45	106	429	467	726
Other liabilities	7,115	7,105	3,184	7,768	7,114
Total liabilities	1,029,369	899,031	896,152	801,899	816,019

Minority interests:
Preferred Units in the Operating Partnership	8,800	—	—	—	—
Common Units in the Operating Partnership	90,029	84,844	79,245	79,796	80,411
Other consolidated real estate joint ventures	1,594	5,602	5,498	—	—
Total minority interests	100,423	90,446	84,743	79,796	80,411

Commitments and contingencies	—	—	—	—	—

Shareholders’ equity:
Preferred Shares ($0.01 par value; 15,000,000 authorized);
1,725,000 designated as Series B Cumulative Redeemable Preferred Shares of beneficial interest (no shares issued as of September 30, 2004)	—	13	13	13	13
544,000 designated as Series D Cumulative Convertible Redeemable Preferred Shares of beneficial interest (no shares issued as of September 30, 2004)	—	—	—	5	5
1,265,000 designated as Series E Cumulative Redeemable Preferred Shares of beneficial interest (1,150,000 shares issued as of September 30, 2004)	11	11	11	11	11
1,425,000 designated as Series F Cumulative Redeemable Preferred Shares of beneficial interest (1,425,000 shares issued as of September 30, 2004)	14	14	14	14	14
2,200,000 designated as Series G Cumulative Redeemable Preferred Shares of beneficial interest (2,200,000 shares issued as of September 30, 2004)	22	22	22	22	22
2,000,000 designated as Series H Cumulative Redeemable Preferred Shares of beneficial interest (2,000,000 shares issued as of September 30, 2004)	20	20	20	20	—
Common Shares of beneficial interest ($0.01 par value; 45,000,000 authorized, 36,801,533 shares issued as of September 30, 2004)	368	341	312	296	296
Treasury Shares, at cost (166,600 shares as of September 30, 2004)	(1,415)	(1,415)	(1,415)	(1,415)	(1,415)
Additional paid-in capital	575,180	552,341	499,132	494,299	445,717
Cumulative distributions in excess of net income	(47,862)	(44,593)	(41,123)	(38,483)	(35,968)
Value of unearned restricted common share grants	(5,381)	(5,459)	(5,543)	(4,107)	(4,107)
Accumulated other comprehensive loss	(36)	(83)	(328)	(294)	(548)
Total shareholders’ equity	520,921	501,212	451,115	450,381	404,040
Total shareholders’ equity and minority interests	621,344	591,658	535,858	530,177	484,451
Total liabilities and shareholders’ equity	$1,650,713	$1,490,689	$1,432,010	$1,332,076	$1,300,470

Quarterly Consolidated Statements of Operations

(Dollars and units in thousands)

	2004			2003
	September 30	June 30	March 31	December 31	September 30
Revenues
Rental revenue	$47,491	$49,038	$43,194	$40,127	$40,210
Tenant recoveries and other revenue	5,606	4,854	5,777	6,452	5,238
Construction contract revenues	6,766	5,233	6,137	4,643	19,008
Other service operations revenues	959	1,126	1,721	634	795
Total Revenues	60,822	60,251	56,829	51,856	65,251

Expenses
Property operating	16,197	14,647	15,039	13,869	13,075
Depreciation and amortization	11,802	15,884	10,359	10,387	9,462
Construction contract expenses	6,483	4,979	5,818	4,384	18,034
Other service operations expenses	754	1,142	1,298	666	1,027
General and administrative expenses	2,698	2,487	2,286	2,242	1,937
Total operating expenses	37,934	39,139	34,800	31,548	43,535

Operating Income	22,888	21,112	22,029	20,308	21,716
Interest expense	(10,839)	(10,514)	(10,262)	(10,471)	(10,436)
Amortization of deferred financing costs	(577)	(500)	(859)	(811)	(773)

Income from continuing operations before gain on sales of real estate, equity in (loss)/income of unconsolidated entities, income taxes and minority interests	11,472	10,098	10,908	9,026	10,507

Gain/(loss) on sales of real estate, excluding discontinued operations	24	24	(222)	24	23
Equity in (loss)/income of unconsolidated entities	—	—	(88)	(7)	95
Income tax (expense)/benefit	(145)	(30)	(200)	406	(297)

Income from continuing operations before minority interests	11,351	10,092	10,398	9,449	10,328
Minority interest in income from continuing operations of consolidated subsidiaries
Common units in the Operating Partnership	(1,595)	(1,241)	(1,405)	(1,378)	(1,757)
Preferred units in the Operating Partnership	(14)	—	—	—	—
Other consolidated entities	8	(8)	—	—	—
Income from continuing operations	9,750	8,843	8,993	8,071	8,571
Income from discontinued operations, net of minority interests	—	—	—	(1)	11
Net Income	9,750	8,843	8,993	8,070	8,582
Preferred share dividends	(3,784)	(4,435)	(4,456)	(3,779)	(3,157)
Issuance costs associated with redeemed preferred shares	(1,813)	—	—	—	—
Net Income Available to Common Shareholders	$4,153	$4,408	$4,537	$4,291	$5,425

For EPS Computations:
Numerator:
Net Income Available to Common Shareholders	$4,153	$4,408	$4,537	$4,291	$5,425
Dividends on convertible preferred shares	—	—	21	136	136
Numerator for Dilutive EPS Computation	$4,153	$4,408	$4,558	$4,427	$5,561

Denominator:
Weighted Average Common Shares - Basic	33,797	32,743	29,814	28,951	28,832
Dilutive options	1,655	1,639	1,749	1,658	1,480
Preferred shares outstanding assuming conversion	—	—	539	1,197	1,197
Weighted Average Common Shares - Diluted	35,452	34,382	32,102	31,806	31,509

Earnings per diluted share	$0.12	$0.13	$0.14	$0.14	$0.18

Quarterly Consolidated Reconciliations of Funds From Operations (FFO), Adjusted Funds From

Operations (AFFO) and Earnings per diluted share, as adjusted

(Dollars and shares in thousands)

	2004			2003
	September 30	June 30	March 31	December 31	September 30

Net Income	$9,750	$8,843	$8,993	$8,070	$8,582
Preferred share dividends	(3,784)	(4,435)	(4,456)	(3,779)	(3,157)
Issuance costs associated with redeemed preferred shares	(1,813)
Combined real estate related depreciation and other amortization	11,700	15,785	10,261	10,292	9,337
Depreciation and amortization of unconsolidated real estate entities	—	—	106	112	86
Depreciation and amortization allocable to minority interests in other consol. entities	(56)	—	—	—	—
Minority interest - common units, gross	1,595	1,241	1,405	1,378	1,763
Gain on sale of real estate properties, excluding redevelopment	(24)	(24)	(23)	(23)	(23)
Funds From Operations (FFO) - Basic	17,368	21,410	16,286	16,050	16,588

Convertible preferred share dividends	—	—	21	136	136
Expense on dilutive options	—	—	—	1	1
Funds From Operations (FFO) - Diluted	$17,368	$21,410	$16,307	$16,187	$16,725

Straight line rents	(2,519)	(2,184)	(766)	(1,061)	(1,293)
Accretion of intangible assets and liabilities classified as revenues	(224)	(273)	(309)	(352)	(347)
Issuance costs associated with redeemed preferred shares	1,813	—	—	—	—
Recurring capital improvements	(4,679)	(4,997)	(3,023)	(3,714)	(3,122)
Adjusted Funds from Operations - Diluted	$11,759	$13,956	$12,209	$11,060	$11,963

Preferred dividends - redeemable non-convertible (1)	3,784	4,435	4,435	3,643	3,021
Preferred dividends - redeemable convertible	—	—	21	136	136
Preferred distributions	14	—	—	—	—
Common distributions	2,202	2,057	2,074	2,084	2,085
Common dividends	9,235	7,878	7,178	6,807	6,798
Total Dividends/Distributions	$15,235	$14,370	$13,708	$12,670	$12,040

Denominator for earnings per share - Diluted	35,452	34,382	32,102	31,806	31,509
Common units	8,690	8,765	8,863	8,870	8,909
Dilutive options	—	—	—	5	—
Denominator for funds from operations per share - Diluted	44,142	43,147	40,965	40,681	40,418

Funds From Operations (FFO) - Diluted	$17,368	$21,410	$16,307	$16,187	$16,725
Reclassification of accretion of intangible assets and liabilities classified as revenues	(224)	(273)	(309)	(352)	(347)
Funds From Operations (FFO) - Diluted, excluding SFAS 141	$17,144	$21,137	$15,998	$15,835	$16,378

Funds From Operations (FFO) - Diluted	$17,368	$21,410	$16,307	$16,187	$16,725
Issuance costs associated with redeemed preferred shares (2)	1,813	n/a	n/a	n/a	n/a
Earnings per diluted share, as adjusted for issuance costs associated with redeemed preferred shares	$19,181	$21,410	$16,307	$16,187	$16,725

Numerator for Dilutive EPS Computation	$4,153	$4,408	$4,558	$4,427	$5,561
Issuance costs associated with redeemed preferred shares (2)	1,813	n/a	n/a	n/a	n/a
Numerator for Dilutive EPS Computation, as adjusted	$5,966	$4,408	$4,558	$4,427	$5,561

Earnings per diluted share, as adjusted for issuance costs associated with redeemed preferred shares	$0.17	$0.13	$0.14	$0.14	$0.18

(1)   Includes Series B, E, F, G and H Cumulative Redeemable Preferred Share dividends deducted for FFO/AFFO computations.

(2)   Earnings per diluted share and FFO per diluted share have been adjusted to exclude the issuance costs associated with our Series B redeemed preferred shares.

Quarterly Consolidated Reconciliations of Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA),

Combined Net Operating Income (NOI), Discontinued Operations and Gains on Sales of Real Estate

(Dollars and shares in thousands)

	2004			2003
	September 30	June 30	March 31	December 31	September 30

Net Income	$9,750	$8,843	$8,993	$8,070	$8,582
Combined interest expense	10,839	10,514	10,262	10,471	10,436
Amortization of deferred financing costs	577	500	859	810	773
Income tax expense (benefit), gross	145	30	200	(406)	297
Depreciation of furniture, fixtures and equipment	101	99	98	96	124
Combined real estate related depreciation and other amortization	11,700	15,785	10,261	10,292	9,337
Minority interest - preferred units	14	—	—	—	—
Minority interest - consolidated partnerships	(8)	8	—	—	—
Minority interest - common units, gross	1,595	1,241	1,405	1,378	1,763
Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA)	$34,713	$37,020	$32,078	$30,711	$31,312
Addback:
General and administrative	2,698	2,487	2,286	2,242	1,937
(Income) losses from service operations	(488)	(238)	(742)	(227)	(742)
Equity in loss (income) of unconsol. real estate joint ventures	—	—	88	7	(95)
Gain on sale of depreciated real estate properties	(24)	(24)	(23)	(23)	(23)
Merchant sales and real estate services	—	—	245	—	(5)
Combined Net Operating Income (NOI)	$36,899	$39,245	$33,932	$32,710	$32,384

Discontinued Operations:
Revenues from real estate operations	$—	$—	$—	$—	$2
Property operating expenses	—	—	—	—	13
Depreciation and amortization	1	—	—	—	—
Interest	—	—	—	—	—
Gain on sale of real estate	—	—	—	(1)	—
Income from discontinued operations	1	—	—	(1)	15
Minority interests in discontinued operations	(1)	—	—	—	(4)
Income from discontinued operations, net of minority interests	$—	$—	$—	$(1)	$11

Gain/(Loss) on sales of real estate per statement of operations	$24	$24	$(222)	$24	$23
(Loss) Gain on sales of real estate from discontinued operations	—	—	—	(1)	—
Combined gain/(loss) on sales of real estate	24	24	(222)	23	23
Merchant sales and real estate services	—	—	245	—	(4)
Gain on sales of depreciated real estate properties	$24	$24	$23	$23	$19

Quarterly Equity Analysis
(Amounts in thousands except per share data, share prices and ratios)

	2004			2003
	September 30	June 30	March 31	December 31	September 30
Common Equity - End of Quarter
Common Shares (1)	36,635	33,952	30,976	29,397	29,361
Common Units	8,634	8,754	8,826	8,870	8,870
Total	45,269	42,706	39,803	38,267	38,231
End of Quarter Common Share Price	$25.62	$24.85	$25.00	$21.00	$18.51
Market Value of Common Shares/Units	$1,159,792	$1,061,244	$995,064	$803,607	$707,656

Common Shares Trading Volume
Average Daily Volume (Shares)	135	187	126	89	99
Average Daily Volume (Dollars in thousands)	$3,432.70	$4,226.56	$2,853.28	$1,828.61	$1,778.15
As a Percentage of Common Shares	0.4%	0.6%	0.4%	0.3%	0.3%

Common Share Price Range
Quarterly High	$26.91	$25.10	$25.05	$22.40	$19.35
Quarterly Low	$24.09	$19.00	$20.28	$18.51	$16.79
Quarterly Average	$25.38	$22.55	$22.62	$20.45	$18.01

Convertible Preferred Equity - End of Quarter
Convertible Series D Preferred Shares Outstanding (2)	n/a	n/a	n/a	544	544
Conversion Ratio	n/a	n/a	n/a	2.200	2.200
Common Shares Issued Assuming Conversion	n/a	n/a	n/a	1,197	1,197

Convertible Series I Preferred Units Outstanding (3)	352	n/a	n/a	n/a	n/a
Conversion Ratio	0.5000	n/a	n/a	n/a	n/a
Common Shares Issued Assuming Conversion	176	n/a	n/a	n/a	n/a

Nonconvertible Preferred Equity - End of Quarter
Redeemable Series B Shares Outstanding (4)	—	1,250	1,250	1,250	1,250
Redeemable Series E Shares Outstanding	1,150	1,150	1,150	1,150	1,150
Redeemable Series F Shares Outstanding	1,425	1,425	1,425	1,425	1,425
Redeemable Series G Shares Outstanding (5)	2,200	2,200	2,200	2,200	2,200
Redeemable Series H Shares Outstanding (6)	2,000	2,000	2,000	2,000	n/a
Total Nonconvertible Preferred Equity	6,775	8,025	8,025	8,025	6,025
Total Convertible Preferred Equity	352	n/a	n/a	544	544
Total Preferred Equity	7,127	8,025	8,025	8,569	6,569
Preferred Share Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00
Recorded Book Value of Preferred Equity	$178,175	$200,625	$200,625	$214,225	$164,225

Weighted Average Shares:
Common Shares Outstanding	33,797	32,743	29,814	28,951	28,832
Preferred Shares Outstanding Assuming Conversion	—	—	539	1,197	1,197
Dilutive options	1,655	1,639	1,749	1,663	1,480
Common Units	8,690	8,765	8,863	8,870	8,909
Denominator for funds from operations per share - diluted	44,142	43,147	40,965	40,681	40,418

Capitalization
Recorded Book Value of Preferred Shares	$178,175	$200,625	$200,625	$214,225	$164,225
Market Value of Common Shares/Units	1,159,792	1,061,244	995,064	803,607	707,656
Total Equity Market Capitalization	$1,337,967	$1,261,869	$1,195,689	$1,017,832	$871,881

Total Debt	$947,332	$820,344	$829,755	$738,698	$759,298

Total Market Capitalization	$2,285,299	$2,082,213	$2,025,444	$1,756,530	$1,631,179

Debt to Total Market Capitalization	41.5%	39.4%	41.0%	42.1%	46.5%
Debt to Total Assets	57.4%	55.0%	57.9%	55.5%	58.4%
Debt to Undepreciated Book Value of Real Estate Assets	56.2%	54.5%	57.1%	54.8%	58.0%

(1)   Net of 166,600 treasury shares.

(2)   On February 11, 2004, all of the Series D preferred shares were converted into 1,196,800 common shares.

(3)   On September 23, 2004, we issued 352,000 Series I convertible preferred units at a value of $25.00 per share.

(4)   On July 15, 2004, we redeemed 100% of the outstanding 1,250,000 Series B preferred shares and paid a prorated dividend of $.1042 per share for the third quarter 2004.

(5)   On August 11, 2003, we issued 2,200,000 Series G preferred shares and recorded a prorated dividend of $.2832 per share for the third quarter.

(6)   On December 18, 2003, we issued 2,000,000 Series H preferred shares and recorded a prorated dividend of $.0729 per share for the fourth quarter.

Quarterly Debt Analysis

(Dollars in thousands)

	2004						2003
	September 30		June 30		March 31		December 31		September 30
Debt Outstanding
Mortgage Loans	$793,755		$612,936		$637,387		$686,129		$666,622
Construction Loans	31,977		23,408		18,368		20,894		12,776
Revolving Credit Facility	—		—		—		18,900		18,900
Secured Revolving Credit Facility	—		—		—		12,775		61,000
Unsecured Revolving Credit Facility	121,600		184,000		174,000		—		—
	$947,332		$820,344		$829,755		$738,698		$759,298

Average Outstanding Balance
Mortgage Loans	$644,324		$635,134		$687,012		$672,422		$657,003
Construction Loans	23,843		20,873		8,271		12,865		12,776
Revolving Credit Facility	—		—		14,429		18,900		18,900
Secured Revolving Credit Facility	—		—		22,609		51,910		79,263
Unsecured Revolving Credit Facility	202,573		175,494		34,681		—		—
	$870,740		$831,501		$767,002		$756,097		$767,942

Interest Rate Structure
Fixed	$725,696		$537,088		$563,624		$548,540		$492,088
Variable	171,636		233,256		216,131		90,158		167,210
Variable Subject to Interest Rate Protection (1 - 2)	50,000		50,000		50,000		100,000		100,000
	$947,332		$820,344		$829,755		$738,698		$759,298

% of Fixed Rate Loans (3)	81.88%		71.57%		73.95%		87.80%		77.98%
% of Variable Rate Loans	18.12%		28.43%		26.05%		12.20%		22.02%
	100.00%		100.00%		100.00%		100.00%		100.00%

Average Interest Rates
Mortgage & Construction Loans	6.24%		6.23%		5.97%		5.92%		5.92%
Revolving Credit Facility	n/a		n/a		3.01%		3.02%		3.01%
Secured Revolving Credit Facility	n/a		n/a		5.54%		4.48%		3.93%
Unsecured Revolving Credit Facility	3.04%		2.92%		3.19%		n/a		n/a
Total Weighted Average	5.63%		5.53%		5.78%		5.75%		5.73%

Debt Ratios
Debt to Total Market Capitalization	41.5%		39.4%		41.0%		42.1%		46.5%
Debt to Undepreciated Book Value of Real Estate Assets	56.2%		54.5%		57.1%		54.8%		58.0%

Coverage Ratios (excluding capitalized interest) – All coverage computations include the effect of discontinued operations
Interest Coverage - Combined NOI	3.40	x	3.73	x	3.31	x	3.12	x	3.10	x
(Combined NOI / Combined Interest)
Interest Coverage - EBITDA	3.20	x	3.52	x	3.13	x	2.93	x	3.00	x
(EBITDA / Combined Interest)
Debt Service Coverage - Combined NOI	2.22	x	2.49	x	2.01	x	2.49	x	2.52	x
(Combined NOI / (Combined Interest + Principal Amortization))
Debt Service Coverage - EBITDA	2.09	x	2.35	x	1.90	x	2.34	x	2.44	x
(EBITDA / (Combined Interest + Principal Amortization))
Fixed Charge Coverage - Combined NOI	2.52	x	2.63	x	2.31	x	2.30	x	2.38	x
(Combined NOI / (Combined Interest + Preferred Distribution))
Fixed Charge Coverage - EBITDA	2.37	x	2.48	x	2.18	x	2.16	x	2.30	x
(EBITDA / (Combined Interest + Preferred Distribution))

(1)   We executed a $50 million notional amount swap exchanging 30-day floating LIBOR for LIBOR of 2.308% which expires January 3, 2005.

(2)   We executed a $50 million notional amount swap exchanging 30-day floating LIBOR for LIBOR of 1.52% which expired January 7, 2004.

(3)   Includes interest rate protection agreements.

Quarterly Operating Ratios

(Dollars in thousands except per share data and ratios)

	2004			2003
	September 30	June 30	March 31	December 31	September 30
OPERATING RATIOS — All computations include the effect of discontinued operations

Net Income as a % of Combined Real Estate Revenues (Net Income / Combined Real Estate Revenues)	18.36%	16.41%	18.36%	17.33%	18.88%

Combined NOI as a % of Combined Real Estate Revenues (Combined NOI / Combined Real Estate Revenues)	69.49%	72.82%	69.29%	70.22%	71.26%

EBITDA as a % of Combined Real Estate Revenues (EBITDA / Combined Real Estate Revenues)	65.38%	68.69%	65.50%	65.93%	68.90%

G&A as a % of Net Income (G&A / Net Income)	27.67%	28.12%	25.42%	27.78%	22.57%

G&A as a % of Combined Real Estate Revenues (G&A / Combined Real Estate Revenues)	5.08%	4.61%	4.67%	4.81%	4.26%

G&A as a % of EBITDA (G&A / EBITDA)	7.77%	6.72%	7.13%	7.30%	6.19%

Quarter end occupancy for operating portfolio	93.04%	92.92%	91.85%	91.24%	91.74%
Quarter end % leased for operating portfolio	94.87%	94.38%	93.76%	92.78%	92.16%

Recurring Capital Improvements	$4,679	$4,997	$3,023	$3,714	$3,122
Recurring Capital Improvements per average square foot	$0.42	$0.47	$0.29	$0.37	$0.32
Recurring Capital Improvements as a % of NOI (Combined NOI)	12.68%	12.73%	8.91%	11.35%	9.64%

Quarterly Dividend Analysis

2004	2003
September 30	June 30	March 31	December 31	September 30
Common Share Dividends
Dividends per share/unit	$0.255	$0.235	$0.235	$0.235	$0.235
Increase over prior quarter	8.5%	0.0%	0.0%	0.0%	6.8%
Increase over prior year	8.5%	6.8%	6.8%	6.8%	6.8%

Common Dividend Payout Ratios
Payout - Earnings	222.4%	178.7%	158.2%	158.6%	125.3%
(Common Dividends/ Net Income (Loss) Available to Common Shareholders)

Payout - FFO - Diluted	65.9%	46.4%	56.9%	55.8%	53.9%
((Common Dividend + Total Distributions + Convertible Preferred Share Dividends)/FFO)

Payout - AFFO - Diluted	97.3%	71.2%	76.0%	81.6%	75.4%
((Common Dividend + Total Distributions + Convertible Preferred Share Dividends) /AFFO)

Dividend Coverage - FFO - Diluted	1.52	x	2.16	x	1.76	x	1.79	x	1.85	x
(FFO /(Common Dividend + Total Distributions + Convertible Preferred Share Dividends))

Dividend Coverage - AFFO - Diluted	1.03	x	1.40	x	1.32	x	1.23	x	1.33	x
(AFFO /(Common Dividend + Total Distributions + Convertible Preferred Share Dividends))

Common Dividend Yields
Dividend Yield	3.98%	3.78%	3.76%	4.48%	5.08%

Series I Preferred Unit Distributions (1)
Preferred Unit Distributions Per Share	$0.46875	n/a	n/a	n/a	n/a
Preferred Unit Distributions Yield	7.50%	n/a	n/a	n/a	n/a
Quarter End Recorded Book Value	$25.00	n/a	n/a	n/a	n/a

Series B Preferred Share Dividends (2)
Preferred Share Dividends Per Share	n/a	$0.62500	$0.62500	$0.62500	$0.62500
Preferred Share Dividend Yield	n/a	10.00%	10.00%	10.00%	10.00%
Quarter End Recorded Book Value	n/a	$25.00	$25.00	$25.00	$25.00

Series D Preferred Share Dividends (3)
Preferred Share Dividends Per Share	n/a	n/a	n/a	$0.25000	$0.25000
Preferred Share Dividend Yield	n/a	n/a	n/a	4.00%	4.00%
Quarter End Recorded Book Value	n/a	n/a	n/a	$25.00	$25.00

Series E Preferred Share Dividends
Preferred Share Dividends Per Share	$0.64063	$0.64063	$0.64063	$0.64063	$0.64063
Preferred Share Dividend Yield	10.25%	10.25%	10.25%	10.25%	10.25%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series F Preferred Share Dividends
Preferred Share Dividends Per Share	$0.61719	$0.61719	$0.61719	$0.61719	$0.61719
Preferred Share Dividend Yield	9.875%	9.875%	9.875%	9.875%	9.875%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series G Preferred Share Dividends (4)
Preferred Share Dividends Per Share	$0.50000	$0.50000	$0.50000	$0.50000	$0.50000
Preferred Share Dividend Yield	8.000%	8.000%	8.000%	8.000%	8.000%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series H Preferred Share Dividends (5)
Preferred Share Dividends Per Share	$0.46875	$0.46875	$0.46875	$0.46875	n/a
Preferred Share Dividend Yield	7.500%	7.500%	7.500%	7.500%	n/a
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	n/a

(1)   On September 23, 2004, we issued 352,000 Series I convertible preferred units for $8.8 million or $50.00 per common share, on an as-if converted basis.

(2)   On July 15, 2004, we redeemed 100% of the outstanding 1,250,000 Series B preferred shares and paid a prorated dividend of $.1042  per share for the third quarter 2004.

(3)   On February 11, 2004,  all of the Series D preferred shares were converted into 1,196,800 common shares.

(4)   On August 11, 2003, we issued 2,200,000 Series G preferred shares and recorded a prorated dividend of $.2832 per share for the third quarter.

(5)   On December 18, 2003, we issued 2,000,000 Series H preferred shares and recorded a prorated dividend of $.0729 per share for the fourth quarter.

Investor Composition and Analyst Coverage

(as of September 30, 2004)

SHAREHOLDER CLASSIFICATION	Common Shares	Common Units	As if Converted Preferred Shares / Units	Total	Fully Diluted Ownership % of Total

Insiders	997,121	7,592,558	—	8,589,679	18.90%
Institutional Ownership	31,051,443	—	—	31,051,443	68.33%
Other / Retail	4,586,369	1,041,650	176,000	5,804,019	12.77%
	36,634,933	8,634,208	176,000	45,445,141	100.00%

RESEARCH COVERAGE	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003	September 30, 2003

A. G. Edwards	x	x	x	x	x
Credit Suisse First Boston	x	n/a	n/a	x	x
Deutsche Banc Alex. Brown	n/a	n/a	n/a	n/a	x
Ferris, Baker Watts, Incorporated	n/a	n/a	x	x	x
Legg Mason Wood Walker, Inc.	x	x	x	x	x
Maxcor Financial Group, Inc.	x	x	x	x	x
McDonald Investments	x	x	x	x	x
Raymond James	x	x	x	x	x
Stifel, Nicolaus & Company, Incorporated	x	n/a	n/a	n/a	n/a
Wachovia Securities	x	x	x	x	x

Source:  Institutional ownership was obtained from filed Forms 13(f) as of June 30, 2004 per Vickers Stock Research Corporation.

Debt Maturity Schedule -  September 30, 2004

(Dollars in thousands)

	Non-Recourse Debt (1)		Recourse Debt (1)
Year of Maturity	Annual Amortization of Monthly Payments	Due on Maturity	Annual Amortization of Monthly Payments	Due on Maturity	Wachovia Revolver (2)	Total Scheduled Payments

2004	$5,835	$—	$210	$—	$—	$6,045
2005	13,777	18,895	4,642	33,158	—	70,472
2006	14,093	59,975	4,452	25,600	—	104,120
2007	13,107	53,835	4,199	4,447	—	75,588
2008	11,474	142,903	549	42,790	121,600	319,316
2009	7,983	52,112	589	—	—	60,684
2010	7,240	52,177	50	12,481	—	71,948
2011	5,331	102,264	—	—	—	107,595
2012	3,725	35,972	—	—	—	39,697
2013	1,101	90,698	—	—	—	91,799
	$83,666	$608,831	$14,691	$118,476	$121,600	$947,264

		Net premium / discount to adjust to fair value of debt				68
		Debt per the Balance Sheet				$947,332

Notes:

(1)   Certain mortgages contain extension options, generally either for a period of six months or one year, subject to certain conditions.  The maturity dates presented above in the table assume that the extension options have already been exercised.

(2)   We have the right to extend the Wachovia Revolver for a one-year period, subject to certain conditions, upon maturity in March 2007.  The maturity date presented in the above table assumes that the extension option has already been exercised.

(3)   In addition to the recourse debt presented above, another $20.0 million of our debt is recourse, relating to construction of 4851 Stonecraft Boulevard.

(4)   Our $50 million notional amount swap of one-month LIBOR at 2.3075% will expire in January 2005.

Property Summary by Region - September 30, 2004

Operating Property Count		Submarket	Business Park	Year Built or Renovated	Single Story (S) or Multi- story (M)	Total Operational Square Feet	Total Square Feet Under Construction
	Office Properties

	Baltimore /Washington Corridor
1	2730 Hercules Road	BWI Airport	NBP	1990	M	240,336
	304 Carina Road (304 NBP)	BWI Airport	NBP		M		162,498
2	2720 Technology Drive (220 NBP)	BWI Airport	NBP	2004	M	156,730
3	2711 Technology Drive (211 NBP)	BWI Airport	NBP	2002	M	152,000
	318 Carina Road (318 NBP)	BWI Airport	NBP		M		125,847
4	140 National Business Parkway	BWI Airport	NBP	2003	M	119,904
5	132 National Business Parkway	BWI Airport	NBP	2000	M	118,456
6	2721 Technology Drive (221 NBP)	BWI Airport	NBP	2000	M	118,093
7	2701 Technology Drive (201 NBP)	BWI Airport	NBP	2001	M	117,450
	2691 Technology Drive (191 NBP)	BWI Airport	NBP		M		103,683
8	134 National Business Parkway	BWI Airport	NBP	1999	M	93,482
9	133 National Business Parkway	BWI Airport	NBP	1997	M	88,666
10	141 National Business Parkway	BWI Airport	NBP	1990	M	87,318
11	135 National Business Parkway	BWI Airport	NBP	1998	M	86,863
12	131 National Business Parkway	BWI Airport	NBP	1990	M	69,039
13	114 National Business Parkway	BWI Airport	NBP	2002	M	9,717
						1,458,054	392,028

1	1306 Concourse Drive	BWI Airport	APS	1990	M	114,046
2	870-880 Elkridge Landing Road	BWI Airport	APS	1981	M	105,151
3	1304 Concourse Drive	BWI Airport	APS	2002	M	102,964
4	900 Elkridge Landing Road	BWI Airport	APS	1982	M	97,261
5	1199 Winterson Road	BWI Airport	APS	1988	M	96,636
6	920 Elkridge Landing Road	BWI Airport	APS	1982	M	96,566
7	1302 Concourse Drive	BWI Airport	APS	1996	M	84,505
8	881 Elkridge Landing Road	BWI Airport	APS	1986	M	73,572
9	1099 Winterson Road	BWI Airport	APS	1988	M	71,076
10	1190 Winterson Road	BWI Airport	APS	1987	M	69,024
11	849 International Drive	BWI Airport	APS	1988	M	68,758
12	911 Elkridge Landing Road	BWI Airport	APS	1985	M	68,296
13	1201 Winterson Road	BWI Airport	APS	1985	M	67,903
14	999 Corporate Boulevard	BWI Airport	APS	2000	M	67,456
15	891 Elkridge Landing Road	BWI Airport	APS	1984	M	57,713
16	800 International Drive	BWI Airport	APS	1988	S	57,379
17	901 Elkridge Landing Road	BWI Airport	APS	1984	M	57,294
18	900 International Drive	BWI Airport	APS	1986	S	57,140
19	930 International Drive	BWI Airport	APS	1986	S	57,140
20	921 Elkridge Landing Road	BWI Airport	APS	1983	M	54,175
21	939 Elkridge Landing Road	BWI Airport	APS	1983	M	53,031
22	938 Elkridge Landing Road	BWI Airport	APS	1984	M	52,988
23	940 Elkridge Landing Road	BWI Airport	APS	1984	M	51,704
						1,681,778	—

1	7467 Ridge Road	BWI Airport	Comm./Pkwy.	1990	M	74,326
2	7240 Parkway Drive	BWI Airport	Comm./Pkwy.	1985	M	73,953
3	7318 Parkway Drive	BWI Airport	Comm./Pkwy.	1984	M	59,204
4	7320 Parkway Drive	BWI Airport	Comm./Pkwy.	1983	S	58,453
5	1340 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	46,400
6	7321 Parkway Drive	BWI Airport	Comm./Pkwy.	1984	S	39,822
7	1334 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	37,565
8	1331 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	29,936
9	1350 Dorsey Road	BWI Airport	Comm./Pkwy.	1989	S	19,992
10	1341 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	15,841
11	1344 Ashton Road	BWI Airport	Comm./Pkwy.	1989	M	17,061
12	1343 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	9,962
13	1348 Ashton Road	BWI Airport	Comm./Pkwy.	1988	S	3,108
						485,623	—

49	Subtotal					3,625,455	392,028

Property Summary by Region - September 30, 2004 (continued)

Operating Property Count		Submarket	Business Park	Year Built or Renovated	Single Story (S) or Multi- story (M)	Total Operational Square Feet	Total Square Feet Under Construction

49	Subtotal (continued from previous page)					3,625,455	392,028

1	2500 Riva Road	Annapolis		2000	M	155,000

1	9140 Route 108	Howard Co. Perimeter	Oakland Ridge	1985	S	150,000

1	7000 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	145,806
2	6731 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2002	M	123,885
3	6940 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	108,847
4	6950 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1998	M	107,778
5	7067 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	82,953
6	6750 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	78,460
7	6700 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	74,852
8	6740 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1992	M	61,957
9	8671 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	56,350
10	6716 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1990	M	52,002
11	8661 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	49,500
12	7065 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	38,560
13	7063 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	36,936
14	6760 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1991	M	36,309
15	6708 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	35,040
16	7061 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	M	29,604
17	6724 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	28,420
						1,147,259	—

1	7200 Riverwood Drive	Howard Co. Perimeter	Rivers 95	1986	S	160,000
2	9140 Guilford Road	Howard Co. Perimeter	Rivers 95	1983	S	41,704
3	9160 Guilford Road	Howard Co. Perimeter	Rivers 95	1984	M	36,528
4	9150 Guilford Road	Howard Co. Perimeter	Rivers 95	1984	S	17,655
5	9130 Guilford Road	Howard Co. Perimeter	Rivers 95	1984	S	13,700
						269,587	—

73	Total Baltimore / Washington Corridor					5,347,301	392,028

	Suburban Maryland

1	11800 Tech Road	North Silver Spring	Montgomery Industrial	1989	M	235,954
2	400 Professional Drive	Gaithersburg	Crown Point	2000	M	129,030
3	14502 Greenview Drive	Laurel		1988	M	71,934
4	14504 Greenview Drive	Laurel		1985	M	69,194
5	4230 Forbes Boulevard	Lanham	Forbes 50	2003	S	55,867
	Total Suburban Maryland					561,979	—

	Other

1	10150 York Road	North Baltimore Co.		1985	M	178,764
2	9690 Deereco Road	North Baltimore Co.		1988	M	133,862
3	375 West Padonia Road	North Baltimore Co.		1986	M	110,328
4	1615 and 1629 Thames Street	Baltimore City		1989	M	104,214
	Total Other					527,168	—

Property Summary by Region - September 30, 2004 (continued)

Operating Property Count		Submarket	Business Park	Year Built or Renovated	Single Story (S) or Multi- story (M)	Total Operational Square Feet	Total Square Feet Under Construction

	Southern Maryland

1	22309 Exploration Drive	St. Mary’s County	Exploration Park	1984	M	98,860
2	22289 Exploration Drive	St. Mary’s County	Exploration Park	2000	M	60,659
3	22299 Exploration Drive	St. Mary’s County	Exploration Park	1998	M	58,509
						218,028	—

1	46579 Expedition Drive	St. Mary’s County	Expedition Park	2002	M	61,156
						61,156	—

1	44425 Pecan Court	St. Mary’s County	Wildewood Tech Park	1997	M	59,055
2	44408 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	50,532
3	23535 Cottonwood Parkway	St. Mary’s County	Wildewood Tech Park	1984	M	46,656
4	44417 Pecan Court	St. Mary’s County	Wildewood Tech Park	1989	S	29,053
5	44414 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	25,444
						210,740	—

9	Total Southern Maryland					489,924	—

	Northern Virginia

1	15000 Conference Center Drive	Dulles South	Westfields	1989	M	470,406
	15010 Conference Center Drive	Dulles South	Westfields		M		216,342
2	15059 Conference Center Drive	Dulles South	Westfields	2000	M	145,192
3	15049 Conference Center Drive	Dulles South	Westfields	1997	M	145,053
4	14900 Conference Center Drive	Dulles South	Westfields	1999	M	127,572
5	14280 Park Meadow Drive	Dulles South	Westfields	1999	M	114,126
	4851 Stonecroft Boulevard	Dulles South	Westfields		M		88,094
6	14850 Conference Center Drive	Dulles South	Westfields	2000	M	69,711
7	14840 Conference Center Drive	Dulles South	Westfields	2000	M	69,710
						1,141,770	304,436

1	13200 Woodland Park Drive	Herndon	Woodlands	2002	M	404,665
						404,665	—

1	13454 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	113,093
2	13450 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	53,728
						166,821	—

1	1751 Pinnacle Drive	Tysons Corner		1989/1995	M	258,465
2	1753 Pinnacle Drive	Tysons Corner		1976/2004	M	181,637
						440,102

12	Total Northern Virginia					2,153,358	304,436

	Greater Harrisburg

1	2605 Interstate Drive	East Shore	Commerce Park	1990	M	79,456
2	2601 Market Place	East Shore	Commerce Park	1989	M	66,224
						145,680	—

2	Subtotal (continued on next page)					145,680	—

Property Summary by Region - September 30, 2004 (continued)

Operating Property Count		Submarket	Business Park	Year Built or Renovated	Single Story (S) or Multi- story (M)	Total Operational Square Feet	Total Square Feet Under Construction

2	Subtotal (continued from previous page)					145,680	—

1	6345 Flank Drive	East Shore	Gtwy Corp. Ctr.	1989	S	69,443
2	6340 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	68,200
3	6400 Flank Drive	East Shore	Gtwy Corp. Ctr.	1992	S	52,439
4	6360 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	46,500
5	6385 Flank Drive	East Shore	Gtwy Corp. Ctr.	1995	S	32,921
6	6380 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,668
7	6405 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,000
8	95 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	21,976
9	75 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	20,887
10	6375 Flank Drive	East Shore	Gtwy Corp. Ctr.	2000	S	19,783
11	85 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	12,863
						409,680	—

1	5035 Ritter Road	West Shore	Rossmoyne Bus. Ctr.	1988	S	56,556
2	5070 Ritter Road - Building A	West Shore	Rossmoyne Bus. Ctr.	1989	S	32,309
3	5070 Ritter Road - Building B	West Shore	Rossmoyne Bus. Ctr.	1989	S	28,347
						117,212	—

16	Total Greater Harrisburg					672,572	—

	Greater Philadelphia

1	753 Jolly Road	Blue Bell	Unisys campus	1992	M	419,472
2	785 Jolly Road	Blue Bell	Unisys campus	1996	M	219,065
3	760 Jolly Road	Blue Bell	Unisys campus	1994	M	208,854
4	751 Jolly Road	Blue Bell	Unisys campus	1991	M	112,958
	Total Greater Philadelphia					960,349	—

	Northern/Central New Jersey

1	431 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1998	S	170,000
2	429 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1996	M	142,385
3	68 Culver Road	Exit 8A — Cranbury	Princeton Tech Cntr.	2000	M	57,280
4	437 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1996	S	30,000
						399,665	—

1	104 Interchange Plaza	Exit 8A — Cranbury	Interchange Plaza	1990	M	47,677
2	101 Interchange Plaza	Exit 8A — Cranbury	Interchange Plaza	1985	M	43,621
						91,298	—

1	47 Commerce	Exit 8A — Cranbury	Centrepoint North	1998	S	41,398
						41,398	—

1	7 Centre Drive	Exit 8A — Cranbury	Monroe Center	1986	S	19,468
2	8 Centre Drive	Exit 8A — Cranbury	Monroe Center	1989	S	16,199
3	2 Centre Drive	Exit 8A — Cranbury	Monroe Center	1989	S	16,132
						51,799	—

1	4301 Route 1	Monmouth Junction	Princeton Exec. Campus	1986	M	61,433
						61,433	—

1	695 Route 46	Wayne	Fairfield Corp. Cntr.	1990	M	157,394
2	710 Route 46	Wayne	Fairfield Corp. Cntr.	1985	M	101,263
						258,657	—

13	Total Northern / Central New Jersey					904,250	—

136	TOTAL PORTFOLIO					11,616,901	696,464

Property Occupancy Rates by Region by Quarter

	Baltimore / Washington Corridor	Northern Virginia	Northern / Central New Jersey	Greater Philadelphia	Greater Harrisburg	Suburban Maryland	Other	Southern Maryland	Total Portfolio

September 30, 2004

Number of Buildings	73	12	13	4	16	5	4	9	136
Rentable Square Feet	5,347,301	2,153,358	904,250	960,349	672,572	561,979	527,168	489,924	11,616,901
Percent Occupied	94.93%	94.21%	91.09%	100.00%	83.69%	81.03%	82.86%	94.76%	93.04%

June 30, 2004

Number of Buildings	72	9	13	4	16	5	4	9	132
Rentable Square Feet	5,190,429	1,599,130	904,174	960,349	672,264	532,915	523,944	489,924	10,873,129
Percent Occupied	93.96%	94.93%	89.48%	100.00%	85.08%	83.77%	87.31%	94.50%	92.92%

March 31, 2004

Number of Buildings	72	9	13	4	16	4	3	8	129
Rentable Square Feet	5,190,826	1,599,137	904,174	960,349	672,264	506,104	335,985	430,869	10,599,708
Percent Occupied	91.68%	94.25%	88.50%	100.00%	86.10%	81.38%	91.91%	95.13%	91.85%

December 31, 2003

Number of Buildings	71	9	13	4	16	3	3	n/a	119
Rentable Square Feet	5,183,960	1,599,137	904,159	960,349	672,264	377,074	335,985	n/a	10,032,928
Percent Occupied	90.42%	94.78%	88.52%	100.00%	87.20%	79.23%	90.98%	n/a	91.24%

September 30, 2003

Number of Buildings	70	9	13	4	16	3	3	n/a	118
Rentable Square Feet	5,063,248	1,599,137	904,128	960,349	672,209	376,986	335,985	n/a	9,912,042
Percent Occupied	90.12%	95.39%	92.10%	100.00%	89.56%	81.17%	90.40%	n/a	91.74%

Top Twenty Office Tenants as of September 30, 2004

(Dollars and square feet in thousands)

Tenant		Number of Leases	Total Occupied Square Feet	Percentage of Total Occupied Square Feet	Total Annualized Rental Revenue (1)	Percentage of Total Annualized Rental Revenue	Weighted Average Remaining Lease Term (2)

United States of America	(3)	29	1,305,374	12.1%	$29,358	13.4%	5.1
Computer Sciences Corporation	(4)	6	513,866	4.8%	11,794	5.4%	6.0
Booz Allen Hamilton, Inc.		9	454,752	4.2%	10,893	5.0%	8.0
AT&T Corporation	(4)	8	459,220	4.2%	9,558	4.4%	2.7
The Titan Corporation	(4)	7	245,345	2.3%	8,767	4.0%	8.6
General Dynamics Corporation		10	396,083	3.7%	7,926	3.6%	4.7
Unisys	(5)	3	741,284	6.9%	7,901	3.6%	4.8
Northrop Grumman Corporation		7	261,696	2.4%	5,864	2.7%	3.3
The Boeing Company	(4)	8	162,699	1.5%	4,082	1.9%	4.4
Wachovia Bank		2	173,944	1.6%	4,042	1.8%	14.3
Ciena Corporation		4	278,749	2.6%	3,968	1.8%	1.6
VeriSign, Inc.		1	162,841	1.5%	3,893	1.8%	9.8
The Aerospace Corporation		2	134,272	1.2%	3,501	1.6%	11.1
Magellan Health Services, Inc.		3	150,622	1.4%	2,903	1.3%	6.2
PricewaterhouseCoopers		1	97,638	0.9%	2,873	1.3%	1.4
Commonwealth of Pennsylvania	(4)	5	185,940	1.7%	2,769	1.3%	4.9
Johns Hopkins University	(4)	7	106,473	1.0%	2,414	1.1%	2.9
Merck & Co., Inc. (Unisys)	(5)	1	219,065	2.0%	2,372	1.1%	4.8
Carefirst, Inc. and Subsidiaries	(4)	3	94,223	0.9%	2,200	1.0%	3.3
USinternetworking, Inc.		1	155,000	1.4%	1,935	0.9%	13.5

Subtotal Top 20 Office Tenants		117	6,299,086	58.3%	129,014	58.8%	5.8
All remaining tenants		485	4,509,368	41.7%	90,223	41.2%	3.6
Total/Weighted Average		602	10,808,454	100.0%	$219,238	100.0%	4.9

(1)   Total Annualized Rental Revenue is the monthly contractual base rent as of September 30, 2004 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases excluding development properties.

(2)   The weighting of the lease term was computed using Total Rental Revenue.

(3)   Many of our government leases are subject to early termination provisions which are customary to government leases. The weighted average remaining lease term was computed assuming no exercise of such early termination rights.

(4)   Includes affiliated organizations or agencies.

(5)   Merck & Co., Inc. subleases 219,065 rentable square feet from Unisys’ 960,349 leased rentable square feet.

Combined Real Estate Revenue by Geographic Region by Quarter

(Dollars in thousands)

	2004			2003
	September 30	June 30	March 31	December 31	September 30

Office Properties:

Baltimore/Washington Corridor	$26,924	$25,018	$25,278	$24,535	$24,670
Northern Virginia	10,120	13,290	10,886	10,282	9,010
Northern/Central New Jersey	4,696	4,661	4,679	3,780	3,685
Greater Philadelphia	2,506	2,506	2,506	2,506	2,506
Greater Harrisburg	2,272	2,168	2,243	2,374	2,372
Southern Maryland	1,750	1,662	124	—	—
Suburban Maryland	2,622	2,358	1,555	1,463	1,480
Other	2,173	2,181	1,649	1,593	1,622
Subtotal	53,063	53,844	48,920	46,533	45,345
Other Income	33	48	51	46	101

Combined Regional Real Estate Revenue	$53,096	$53,892	$48,971	$46,579	$45,446

Combined Net Operating Income by Geographic Region by Quarter

(Dollars in thousands)

	2004			2003
	September 30	June 30	March 31	December 31	September 30

Office Properties:

Baltimore/Washington Corridor	$18,266	$17,406	$17,153	$16,845	$17,428
Northern Virginia	6,955	10,216	7,574	7,288	6,352
Northern/Central New Jersey	3,309	3,420	3,193	2,394	2,384
Greater Philadelphia	2,467	2,467	2,467	2,479	2,470
Greater Harrisburg	1,582	1,409	1,500	1,760	1,709
Southern Maryland	1,374	1,304	91	—	—
Suburban Maryland	1,695	1,573	957	940	945
Other	1,216	1,402	946	958	997
Subtotal	$36,864	$39,197	$33,881	$32,664	$32,285
Other income / expenses, net	35	48	51	46	99

Combined NOI	$36,899	$39,245	$33,932	$32,710	$32,384

Same Office Property Cash Net Operating Income by Quarter

(Dollars in thousands)

	2004			2003
	September 30	June 30	March 31	December 31	September 30

Office Properties: (1)

Baltimore/Washington Corridor	$16,024	$15,947	$15,554	$15,848	$16,727
Northern Virginia	3,652	7,669	4,519	4,438	4,053
Northern/Central New Jersey	3,247	3,437	3,217	2,400	2,372
Greater Philadelphia	2,530	2,479	2,478	2,490	2,482
Greater Harrisburg	1,568	1,384	1,707	1,754	1,697
Suburban Maryland	997	879	783	915	866
Other	894	1,029	931	952	982

Total Office Properties	$28,912	$32,824	$29,189	$28,797	$29,179

Same Office Property GAAP Net Operating Income by Quarter

(Dollars in thousands)

	2004			2003
	September 30	June 30	March 31	December 31	September 30

Office Properties: (1)

Baltimore/Washington Corridor	$16,832	$16,699	$16,396	$16,848	$17,442
Northern Virginia	5,368	8,988	5,014	4,810	4,860
Northern/Central New Jersey	3,309	3,423	3,193	2,396	2,366
Greater Philadelphia	2,468	2,467	2,467	2,479	2,470
Greater Harrisburg	1,582	1,409	1,500	1,760	1,708
Suburban Maryland	1,034	925	801	940	930
Other	895	1,024	946	958	997

Total Office Properties	$31,488	$34,935	$30,317	$30,191	$30,773

(1)   Same office properties include buildings owned for a minimum of five reporting quarters.

Average Occupancy Rates by Region for Same Office Properties  (1)

	Baltimore / Washington Corridor	Northern Virginia	Northern / Central New Jersey	Greater Philadelphia	Greater Harrisburg	Suburban Maryland	Other	Total Office

3rd Quarter 2004 Average

Number of Buildings	69	4	12	4	16	3	3	111
Rentable Square Feet	4,964,770	1,165,316	746,856	960,349	672,367	377,082	348,656	9,235,396
Percent Occupied	95.12%	99.80%	93.13%	100.00%	83.40%	82.82%	85.60%	94.34%

2nd Quarter 2004 Average

Number of Buildings	69	4	12	4	16	3	3	111
Rentable Square Feet	4,964,675	1,165,318	746,856	960,349	672,264	377,077	339,050	9,225,589
Percent Occupied	93.43%	99.80%	90.59%	100.00%	86.19%	79.11%	92.09%	93.52%

1st Quarter 2004 Average

Number of Buildings	69	4	12	4	16	3	3	111
Rentable Square Feet	4,962,167	1,165,323	746,815	960,349	672,264	377,074	335,985	9,219,977
Percent Occupied	91.83%	99.73%	90.43%	100.00%	86.64%	78.58%	91.29%	92.63%

4th Quarter 2003 Average

Number of Buildings	69	4	12	4	16	3	3	111
Rentable Square Feet	4,960,775	1,165,323	746,744	960,349	672,264	377,074	335,985	9,218,514
Percent Occupied	90.84%	95.90%	90.85%	100.00%	88.13%	79.80%	90.59%	91.78%

3rd Quarter 2003 Average

Number of Buildings	69	4	12	4	16	3	3	111
Rentable Square Feet	4,956,184	1,165,323	746,734	960,349	673,363	376,986	335,985	9,214,924
Percent Occupied	91.16%	95.22%	92.55%	100.00%	91.08%	81.17%	90.56%	92.27%

(1) Same office properties include buildings owned for a minimum of five reporting quarters.

Office Lease Expiration Analysis by Year

Year of Lease Expiration (1)	Number of Leases Expiring	Square Footage of Leases Expiring	Percentage of Total Occupied Square Feet	Total Annualized Rental Revenue of Expiring Leases (2)	Percentage of Total Annualized Rental Revenue Expiring	Total Annual. Rental Revenue of Expiring Leases per Occupied Square Foot
				(000s)

2004	41	457,540	4.2%	$8,458	3.9%	$18.49
2005	92	947,190	8.8%	19,222	8.8%	20.29
2006	85	1,181,104	10.9%	23,109	10.5%	19.57
2007	124	1,608,458	14.9%	32,258	14.7%	20.05
2008	79	1,090,194	10.1%	23,029	10.5%	21.12
2009	85	2,031,919	18.8%	31,875	14.5%	15.69
2010	38	1,102,709	10.2%	25,187	11.5%	22.84
2011	8	272,550	2.5%	5,754	2.6%	21.11
2012	13	558,163	5.2%	11,749	5.4%	21.05
2013	5	341,460	3.2%	10,311	4.7%	30.20
2014	10	453,813	4.2%	12,713	5.8%	28.01
2015	2	375,515	3.5%	9,523	4.3%	25.36
2016	—	—	0.0%	—	0.0%	0.00
2017	—	—	0.0%	—	0.0%	0.00
2018	3	328,944	3.0%	5,977	2.7%	18.17

Other (3)	17	58,895	0.5%	73	0.0%	1.24

Total / Average	602	10,808,454	100.0%	$219,238	100.0%	$20.28

NOTE: As of September 30, 2004, the weighted average lease term is 4.9 years.

(1)   Many of our government leases are subject to certain early termination provisions which are customary to government leases. The year of lease expiration was computed assuming no exercise of such early termination rights.

(2)   Total Annualized Rental Revenue is the monthly contractual base rent as of September 30, 2004 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases excluding development properties.

(3)   Other consists primarily of amenities, including cafeterias, concierge offices and property management space. In addition, month-to-month leases and leases which have expired but the tenant remains in holdover are included in this line item as the exact expiration date is unknown.

Quarterly Office Renewal Analysis

	Baltimore/ Washington Corridor	Northern Virginia	Northern/ Central New Jersey	Greater Harrisburg	Suburban Maryland	Southern Maryland	Other	Total Office

Quarter Ended September 30, 2004:

Expiring Square Feet	108,610	26,441	24,881	42,553	7,536	40,044	6,673	256,738
Vacated Square Feet	23,126	—	2,950	6,900	—	25,444	—	58,420
Renewed Square Feet	85,484	26,441	21,931	35,653	7,536	14,600	6,673	198,318
Retention Rate (% based upon square feet)	78.71%	100.00%	88.14%	83.78%	100.00%	36.46%	100.00%	77.25%

Renewed Space Only:
Change in Base Rent - Straight-line	9.37%	5.14%	0.08%	-12.80%	4.91%	16.41%	5.30%	4.01%
Change in Total Rent - Straight-line	12.64%	3.95%	-4.01%	-10.42%	4.08%	16.41%	3.29%	4.90%

Change in Base Rent - Cash	1.68%	-1.32%	-1.06%	-19.86%	-2.32%	9.63%	-1.65%	-2.39%
Change in Total Rent - Cash	6.75%	-1.02%	-5.05%	-16.32%	-2.82%	9.63%	-3.45%	-0.39%

Average Capital Cost per Square Foot	$0.91	$2.71	$7.12	$1.06	$11.95	$3.40	$2.36	$2.52

Renewed & Retenanted Space:
Change in Base Rent - Straight-line	19.69%	-0.09%	3.64%	-5.55%	-9.96%	16.41%	2.82%	9.50%
Change in Total Rent - Straight-line	15.37%	-0.41%	-1.90%	-7.52%	-10.53%	16.41%	1.39%	6.37%

Change in Base Rent - Cash	12.30%	-5.90%	2.39%	-13.89%	-14.81%	9.63%	-4.68%	2.98%
Change in Total Rent - Cash	9.17%	-5.18%	-3.02%	-14.34%	-15.05%	9.63%	-5.94%	0.83%

Average Capital Cost per Square Foot	$11.39	$8.60	$8.96	$7.16	$13.03	$3.40	$4.49	$10.15

Quarter Ended June 30, 2004:

Expiring Square Feet	259,151	9,996	12,808	15,495	1,027	3,509	108,677	410,663
Vacated Square Feet	10,214	4,119	6,154	15,495	1,027	—	85,981	122,990
Renewed Square Feet	248,937	5,877	6,654	—	—	3,509	22,696	287,673
Retention Rate (% based upon square feet)	96.06%	58.79%	51.95%	0.00%	0.00%	100.00%	20.88%	70.05%

Renewed Space Only:
Change in Base Rent - Straight-line	10.12%	7.97%	7.36%	0.00%	0.00%	4.57%	9.29%	9.88%
Change in Total Rent - Straight-line	6.91%	7.24%	5.70%	0.00%	0.00%	4.38%	6.00%	6.77%

Change in Base Rent - Cash	1.14%	1.02%	4.67%	0.00%	0.00%	3.01%	4.60%	1.54%
Change in Total Rent - Cash	-1.62%	0.49%	3.81%	0.00%	0.00%	2.89%	1.66%	-1.08%

Average Capital Cost per Square Foot	$10.26	$1.52	$7.76	$—	$—	$1.65	$4.63	$9.47

Renewed & Retenanted Space:
Change in Base Rent - Straight-line	9.09%	-11.13%	5.04%	-1.83%	0.93%	4.57%	38.89%	9.71%
Change in Total Rent - Straight-line	5.39%	-11.04%	2.48%	-2.50%	-2.07%	4.38%	23.40%	5.58%

Change in Base Rent - Cash	0.15%	-10.94%	-2.31%	-6.36%	-8.19%	3.01%	18.81%	0.77%
Change in Total Rent - Cash	-3.01%	-10.85%	-3.68%	-6.41%	-10.80%	2.89%	7.21%	-2.65%

Average Capital Cost per Square Foot	$10.08	$3.05	$26.08	$2.11	$16.13	$1.65	$15.44	$11.59

Note:  No renewal or retenanting activity transpired in our Greater Philadelphia region.

Quarterly Office Renewal Analysis (continued)

	Baltimore/ Washington Corridor	Northern Virginia	Northern/ Central New Jersey	Greater Harrisburg	Suburban Maryland	Southern Maryland	Other	Total Office

Quarter Ended March 31, 2004:

Expiring Square Feet	28,647	6,230	162,408	107,761	16,878	—	7,142	329,066
Vacated Square Feet	16,618	6,230	3,677	12,320	11,810	—	1,400	52,055
Renewed Square Feet	12,029	—	158,731	95,441	5,068	—	5,742	277,011
Retention Rate (% based upon square feet)	41.99%	0.00%	97.74%	88.57%	30.03%	0.00%	80.40%	84.18%

Renewed Space Only:
Change in Base Rent - Straight-line	10.32%	0.00%	11.14%	-15.10%	-3.34%	n/a	5.30%	3.52%
Change in Total Rent - Straight-line	16.08%	0.00%	9.40%	-12.44%	-3.34%	n/a	4.77%	2.84%

Change in Base Rent - Cash	3.09%	0.00%	5.53%	-21.90%	-14.73%	n/a	-3.34%	-2.70%
Change in Total Rent - Cash	9.41%	0.00%	4.28%	-18.12%	-14.73%	n/a	-3.01%	-2.68%

Average Capital Cost per Square Foot	$—	$—	$0.27	$4.21	$1.77	$—	$2.93	$1.70

Renewed & Retenanted Space:
Change in Base Rent - Straight-line	2.95%	-35.90%	10.82%	-15.10%	-3.34%	n/a	13.01%	3.26%
Change in Total Rent - Straight-line	5.58%	-39.10%	8.90%	-12.44%	-3.34%	n/a	2.99%	3.06%

Change in Base Rent - Cash	3.87%	-35.90%	5.26%	-21.90%	-14.73%	n/a	4.37%	-0.13%
Change in Total Rent - Cash	6.56%	-39.10%	3.84%	-18.12%	-14.73%	n/a	-4.63%	-0.02%

Average Capital Cost per Square Foot	$11.47	$0.76	$0.33	$4.21	$1.77	$—	$33.77	$7.75

Quarter Ended December 31, 2003:

Expiring Square Feet	150,726	843	12,018	94,695	36,622	—	8,247	303,151
Vacated Square Feet	5,140	843	—	20,247	6,466	—	3,572	36,268
Renewed Square Feet	145,586	—	12,018	74,448	30,156	—	4,675	266,883
Retention Rate (% based upon square feet)	96.59%	0.00%	100.00%	78.62%	82.34%	0.00%	56.69%	88.04%

Renewed Space Only:
Change in Base Rent - Straight-line	10.21%	0.00%	-4.60%	2.54%	16.95%	n/a	1.50%	8.34%
Change in Total Rent - Straight-line	6.88%	0.00%	-9.54%	2.26%	14.19%	n/a	0.46%	5.55%

Change in Base Rent - Cash	2.00%	0.00%	-4.86%	0.97%	2.68%	n/a	-1.55%	1.44%
Change in Total Rent - Cash	-0.58%	0.00%	-9.88%	0.99%	2.27%	n/a	-2.56%	-0.53%

Average Capital Cost per Square Foot	$1.70	$—	$6.91	$2.37	$5.64	$—	$4.10	$2.61

Renewed & Retenanted Space:
Change in Base Rent - Straight-line	9.80%	-14.39%	-4.60%	1.31%	1.46%	n/a	-2.62%	1.05%
Change in Total Rent - Straight-line	6.52%	-15.51%	-9.54%	2.44%	0.94%	n/a	-2.20%	-0.44%

Change in Base Rent - Cash	3.29%	-18.11%	-4.86%	-0.41%	-9.75%	n/a	-5.55%	-3.99%
Change in Total Rent - Cash	0.54%	-19.22%	-9.88%	1.03%	-8.85%	n/a	-4.90%	-5.07%

Average Capital Cost per Square Foot	$5.37	$2.56	$6.91	$2.86	$9.75	$—	$6.49	$5.18

Quarter Ended September 30, 2003:

Expiring Square Feet	214,371	133,691	29,103	23,779	20,985	—	2,249	424,178
Vacated Square Feet	28,184	—	17,085	—	8,841	—	—	54,110
Renewed Square Feet	186,187	133,691	12,018	23,779	12,144	—	2,249	370,068
Retention Rate (% based upon square feet)	86.85%	100.00%	41.29%	100.00%	57.87%	0.00%	100.00%	87.24%

Renewed Space Only:
Change in Base Rent - Straight-line	9.67%	19.09%	5.30%	-0.10%	0.51%	n/a	5.62%	12.30%
Change in Total Rent - Straight-line	8.21%	12.77%	4.99%	-0.08%	-0.77%	n/a	5.52%	9.51%

Change in Base Rent - Cash	0.25%	0.00%	0.36%	-2.77%	-4.02%	n/a	4.00%	-0.08%
Change in Total Rent - Cash	0.19%	0.00%	0.34%	-2.26%	-5.12%	n/a	3.93%	-0.11%

Average Capital Cost per Square Foot	$1.45	$8.37	$17.00	$1.05	$3.90	$—	$0.80	$4.51

Renewed & Retenanted Space:
Change in Base Rent - Straight-line	13.51%	19.09%	4.31%	3.18%	1.17%	n/a	5.62%	13.88%
Change in Total Rent - Straight-line	11.29%	12.77%	4.46%	0.36%	-1.49%	n/a	5.52%	10.81%

Change in Base Rent - Cash	5.79%	0.00%	-0.81%	-0.01%	-4.13%	n/a	4.00%	3.33%
Change in Total Rent - Cash	4.53%	0.00%	-0.33%	-2.18%	-6.52%	n/a	3.93%	2.29%

Average Capital Cost per Square Foot	$8.78	$8.37	$18.74	$1.37	$5.67	$—	$0.80	$8.48

Note: No renewal or retenanting activity transpired in our Greater Philadelphia region.

Year to Date Acquisition Summary as of September 30, 2004

(Dollars in thousands)

	Submarket	Acquisition Date	Square Feet	Occupancy Percentage at Acquisition	Contractual Purchase Price	Investment (1)

Individual Property:

400 Professional Drive	Gaithersburg	3/5/2004	129,030	90.0%	$22,400	$23,196
22309 Exploration Drive	St. Mary’s County	3/24/2004	98,860	100.0%	13,100	13,500
22299 Exploration Drive	St. Mary’s County	3/24/2004	58,509	80.4%	7,825	7,847
22289 Exploration Drive	St. Mary’s County	3/24/2004	60,659	96.2%	7,875	7,897
46579 Expedition Drive	St. Mary’s County	3/24/2004	61,156	82.5%	7,825	7,847
23535 Cottonwood Parkway	St. Mary’s County	3/24/2004	46,656	100.0%	4,000	4,011
44408 Pecan Court	St. Mary’s County	3/24/2004	50,532	100.0%	4,350	4,362
44414 Pecan Court	St. Mary’s County	3/24/2004	25,444	100.0%	2,125	2,131
44417 Pecan Court	St. Mary’s County	3/24/2004	29,053	100.0%	2,500	2,507
10150 York Road	No. Baltimore County	4/15/2004	178,764	77.4%	16,450	15,372
44425 Pecan Court	St. Mary’s County	5/5/2004	59,055	88.4%	7,400	7,743
1751 Pinnacle Drive	Tysons Corner	9/23/2004	258,465	92.8%	61,274	59,524
1753 Pinnacle Drive	Tysons Corner	9/23/2004	181,637	83.3%	51,226	46,920
14280 Park Meadow Drive	Dulles South	9/29/2004	114,126	100.0%	21,650	22,903

Total			1,351,946	90.1%	$230,000	$225,760

(1)   Initial accounting investment recorded by property as of September 30, 2004 for asset purchase. These amounts may differ from the contractual purchase prices due to SFAS 141 adjustments.

Development Summary as of September 30, 2004

(Dollars in thousands)

Property and Location		Submarket	Wholly Owned or Joint Venture (JV)	Total Rentable Square Feet	Percentage Leased or Committed	Anticipated Total Cost	Cost to date	Outstanding Loan as of 9/30/2004	Anticipated Date of Operations

Under Construction

4851 Stonecroft Boulevard (Greens III)									Lease-up
Chantilly, Virginia	(1)	Dulles South	Owned	88,094	100.00%	$15,064	$12,900	$15,000	4Q 04

318 Carina Road (318 NBP)									Construction
Annapolis Junction, Maryland	(2)	BWI Airport	Owned	125,847	0.00%	21,989	11,300	3,680	3Q 05

2691 Technology Drive (191 NBP)									Construction
Annapolis Junction, Maryland	(3)	BWI Airport	Owned	103,683	100.00%	20,501	11,816	4,519	3Q 05

15010 Conference Center Drive (WTP II)									Construction
Chantilly, Virginia		Dulles South	Owned	216,342	0.00%	37,849	3,384	—	1Q 06

304 Carina Road (304 NBP)									Construction
Annapolis Junction, Maryland	(4)	BWI Airport	Owned	162,498	100.00%	29,093	7,519	—	1Q 06

Total Under Construction				696,464	50.87%	$124,496	$46,919	$23,199

(1) Amount represents allocated loan amount of the $115.0 million loan closed on August 27, 2004.

(2) Total loan commitment is $19.3 million.

(3) Total loan commitment is $16.6 million.

(4) Total loan commitment is $27.1 million.

Under Development

322 Carina Road (322 NBP)								Development
Annapolis Junction, Maryland	BWI Airport	Owned	125,651	0.00%	$21,620	$3,660	$—	2Q 06

306 Carina Road (306 NBP)								Development
Annapolis Junction, Maryland	BWI Airport	Owned	160,000	0.00%	28,386	4,633	—	3Q 06

Total Under Development			285,651	0.00%	$50,006	$8,293	$—

Year to Date Development Placed into Service for the Period Ended September 30, 2004

Property and Location		Wholly Owned or Joint Venture (JV)	Total Square Feet	Year 2004 Development Square Feet Placed into Service	Percentage Leased of Total Square Feet as of 9/30/04

4230 Forbes Boulevard, Lanham, MD		JV	55,867	55,867	47.98%
2720 Technology Drive, Annapolis Junction, MD	(1)	Owned	156,730	156,730	100.00%

TOTAL/AVERAGE			212,597	212,597	86.33%

(1) At the time that this development property was placed into service, it was still considered a joint venture property. However, on September 11, 2004, we purchased the remaining joint venture interest, thus as of September 30, 2004, it is a wholly-owned property.

Land Inventory as of September 30, 2004

Location	Submarket	Owned or JV	Acres	Developable Square Feet

Westfields Business Park	Dulles South	owned	17	387,000
Westfields Business Park	Dulles South	owned	32	674,000
Woodland Park	Herndon	owned	5	225,000
Total Northern Virginia			54	1,286,000

National Business Park	BWI Airport	owned	69	724,000
Columbia Gateway Parcel T-11	Howard Co. Perimeter	owned	14	215,000
Columbia Gateway Parcel N-10	Howard Co. Perimeter	JV	12	135,000
Columbia Gateway Parcel N-11	Howard Co. Perimeter	owned	3	28,500
MOR Montpelier 3	Howard Co. Perimeter	JV	2	19,000
Total Baltimore / Washington Corridor			100	1,121,500

Unisys Campus	Blue Bell	owned	45	600,000
Unisys Campus	Blue Bell	option	27	354,000
Total Greater Philadelphia			72	954,000

Princeton Technology Center	Exit 8A - Cranbury	owned	19	250,000
Total Northern / Central New Jersey			19	250,000

46591 Expedition Drive (#6)	St. Mary’s	owned	8	60,000
Expedition Park	St. Mary’s	owned	6	60,000
Total St. Mary’s County			14	120,000

Commerce Court	Commerce Park	option	6	68,000
Total Harrisburg			6	68,000

TOTAL			265	3,799,500

Joint Venture Summary as of September 30, 2004

(Dollars in thousands)

Consolidated Properties

Property and Location	Joint Venture Interest Held By COPT	Status	Square Feet	Acreage	Total Assets	Consolidated Debt as of 9/30/04	Recourse to COPT	Option to Acquire Partner’s Interest

4230 Forbes Boulevard Lanham, Maryland	50%	Operating	55,867	5 acres	$4,614	$3,592	Yes, up to $4.5 million	Yes

MOR Montpelier 3 LLC Laurel, Maryland	50%	Development		2 acres	946	—	N/A	Yes

Gateway 70 Columbia, Maryland	80%	Development		12 acres	3,782	—	N/A	Yes

TOTAL					$9,342	$3,592

Unconsolidated Properties

Property and Location	Joint Venture Interest Held By COPT	Status	Square Feet	Acreage	COPT Investment	Off-Balance Sheet Debt as of 9/30/04	Recourse to COPT	Option to Acquire Partner’s Interest

695 Route 46
Wayne, New Jersey (1)	20%	Operating	157,318	13 acres	$1,094	$14,128	No	No

TOTAL					$1,094	$14,128

(1)   Effective March 14, 2003, we contributed our wholly-owned property into a joint venture in exchange for a 20% joint venture interest and a cash payment of $19,960.  The joint venture borrowed a $14,500, ten-year, 5.97% fixed interest rate loan from Allstate Life Insurance Company.

Reconciliations of Non GAAP Measurements

(Dollars in thousands)

	2004			2003
	September 30	June 30	March 31	December 31	September 30

Total Assets or Denominator for Debt to Total Assets	$1,650,713	$1,490,689	$1,432,010	$1,332,076	$1,300,470
Accumulated depreciation	131,018	121,630	110,155	103,070	96,538
Intangible assets on real estate acquisitions, net	67,083	53,874	55,577	55,692	57,371
Assets other than assets included in investment in real estate	(163,626)	(161,601)	(145,229)	(142,818)	(144,749)

Denominator for Debt to Undepreciated Book Value of Real Estate Assets	$1,685,188	$1,504,592	$1,452,513	$1,348,020	$1,309,630

GAAP Revenues from Real Estate Operations	$53,097	$53,892	$48,971	$46,579	$45,448
Revenues from discontinued operations	—	—	—	—	1
Other income (expense)	—	—	—	—	(2)
Combined Real Estate Revenues	$53,097	$53,892	$48,971	$46,579	$45,447
Interest income	(34)	(48)	(51)	(46)	(102)
Combined Regional Rental Revenues	$53,063	$53,844	$48,920	$46,533	$45,345

GAAP Property Operating	$16,197	$14,647	$15,039	$13,869	$13,075
Property operating from discontinued operations	—	—	—	—	(13)

Combined Property Operating Expenses from Real Estate Operations	$16,197	$14,647	$15,039	$13,869	$13,062

GAAP Revenues from Real Estate Operations	$53,097	$53,892	$48,971	$46,579	$45,448
Property operating	(16,197)	(14,647)	(15,039)	(13,869)	(13,075)
Revenues from discontinued operations	—	—	—	—	1
Property operating from discontinued operations	—	—	—	—	13
Other revenue	—	—	—	—	(2)
Combined Net Operating Income	$36,900	$39,245	$33,932	$32,710	$32,385
Interest income and other income (expense), net	(35)	(48)	(51)	(46)	(99)
Combined Regional Net Operating Income	$36,865	$39,197	$33,881	$32,664	$32,286

GAAP Net Operating Income for Same Office Properties	$31,488	$34,935	$30,317	$30,191	$30,773
Less: Straight-line rent	(2,137)	(1,690)	(503)	(807)	(1,061)
Less: Accretion of intangible assets and liabilities classified as revenues	(439)	(421)	(625)	(587)	(533)
Cash Net Operating Income for Same Office Properties	$28,912	$32,824	$29,189	$28,797	$29,179

Depreciation and amortization	$11,802	$15,884	$10,359	$10,387	$9,462
Depreciation of furniture, fixtures and equipment	(101)	(99)	(98)	(96)	(124)
Depreciation and amortization from discontinued operations	(1)	—	—	—	—
Combined real estate related depreciation and other amortization	$11,700	$15,785	$10,261	$10,291	$9,338

Total tenant improvements on operating properties	$3,924	$4,420	$2,268	$2,306	$2,355
Total capital improvements on operating properties	3,669	1,723	836	1,677	843
Total leasing costs incurred for operating properties	2,598	5,793	566	1,197	1,004
Less: Nonrecurring tenant improvements on operating properties	(1,454)	(1,655)	(112)	(936)	(470)
Less: Nonrecurring capital improvements on operating properties	(2,920)	(841)	(505)	(476)	(312)
Less: Nonrecurring leasing costs incurred for operating properties	(1,138)	(4,443)	(30)	(51)	(346)
Add: Recurring improvements on operating properties held through joint ventures	—	—	—	(3)	48
Recurring capital improvements	$4,679	$4,997	$3,023	$3,714	$3,122

	2004			2003
	September 30	June 30	March 31	December 31	September 30

Interest expense from continuing operations	$10,839	$10,514	$10,262	$10,471	$10,436
Interest expense from discontinued operations	—	—	—	—	—
Combined interest expense or denominator for interest coverage	$10,839	$10,514	$10,262	$10,471	$10,436
Scheduled principal amortization	5,775	5,271	6,618	2,667	2,390
Denominator for Debt Service Coverage	$16,614	$15,785	$16,880	$13,138	$12,826
Less: Scheduled principal amortization	(5,775)	(5,271)	(6,618)	(2,667)	(2,390)
Preferred dividends - redeemable non-convertible	3,784	4,435	4,435	3,643	3,021
Preferred dividends - redeemable convertible	—	—	21	136	136
Preferred distributions	14	—	—	—	—
Denominator for Fixed Charge Coverage	$14,637	$14,949	$14,718	$14,250	$13,593

Common dividends for Earnings Payout Ratio	$9,235	$7,878	$7,178	$6,807	$6,798
Common distributions	2,202	2,057	2,074	2,084	2,085
Convertible preferred dividends	—	—	21	136	136
Convertible preferred unit distributions	—	—	—	—	—
Dividends and distributions for FFO and AFFO Payout Ratio	$11,437	$9,935	$9,273	$9,027	$9,019